SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2007

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Item 8.01. Other Events

Wyeth Pharmaceuticals, a division of Wyeth (NYSE: WYE) and Progenics Pharmaceuticals, Inc. (Nasdaq: PGNX) today announced plans to initiate two, four-week phase 2 clinical trials to evaluate daily dosing of oral methylnaltrexone in patients with chronic, non-malignant pain who are being treated with opioids and are experiencing opioid-induced constipation A copy of the press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

99.1                   Press Release dated October 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.

                      By:  /s/ ROBERT A. MCKINNEY
                          Robert A. McKinney
                          Chief Financial Officer, Senior Vice President,
                          Finance & Operations and Treasurer

Date: October 16, 2007